U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934

                           Commission File No. 0-12993


                                December 20, 1999



                                TELS Corporation
                                ----------------
       (Exact name of small business issuer as specified in its charter)



Utah                                                                 87-0373840
----                                                                 ----------
(State or other jurisdiction of                                   (IRS Employer
incorporation of organization)                              Identification No.)

705 E. Main Street, American Fork, Utah                                   84003
---------------------------------------                                   -----
(Address of principal executive offices)                             (Zip Code)



         Issuer's telephone number, including area code: (801) 756-9606




     Check  whether  the issuer (1) filed all  reports  required  to be filed by
Section 13 or 15 (d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

                                 YES [X] NO [ ]

                                TELS Corporation


Item 4.     Changes in Registrant's Certifying Accountant.

(a)     Previous independent accountants

     (i) On December 20, 1999, PricewaterhouseCoopers LLP resigned as the independent accountants of the Registrant.

     (ii) The report of PricewaterhouseCoopers LLP on the financial statements as of and for the year ending December 31, 1997 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principle. The report of PricewaterhouseCoopers LLP on the financial statements as of and for the year ending December 31, 1998 was modified to express substantial doubt about the Registrant's ability to continue as a going concern.

     (iii) In connection with its audits for the two most recent fiscal years and through December 20, 1999, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their reports on the financial statements for such years.

     (iv) During the two most recent fiscal years and through December 20, 1999, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

     (v) The Registrant has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated December 28, 1999 is filed as Exhibit 16 to this Form 8-K.

(b)      New independent accountants.

     (i) The Registrant engaged Tanner & Co. Certified Public Accountants as its new independent accountants as of December 27, 1999. During the two most recent fiscal years and through December 27, 1999, the Registrant has not consulted with Tanner & Co. Certified Public Accountants regarding either (i) the application of accounting principles to a specified transaction , either completed or proposed: or the type of audit opinion that might be rendered on the Registrant's financial statements, and either a written report was provided to the Registrant or oral advice was provided that Tanner & Co. Certified Public Accountants concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue: or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K or a reportable event, as that term defined in
Item 304(a)(1)(v) of Regulation S-K.

                                TELS Corporation
                                ----------------


Item 7.  Exhibits

         Exhibit 16 - Letter on changes in Certifying Accountant

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                TELS Corporation
                                ----------------



Dated:  December 28, 1999                            By:    /s/ John L. Gunter
        -----------------                                   ------------------
                                                                John L. Gunter
                                                              Chairman and CEO


Dated:  December 28, 1999                            By:  /s/ Ronald A. Haller
        -----------------                                 --------------------
                                                               Ronald A. Haller
                                                                    Controller

                      (THIS SPACE INTENTIONALLY LEFT BLANK)

December 28, 1999



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Commissioners:

We have read the statements made by TELS Corporation (copy attached), which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K report dated December 20, 1999. We agree with the statements concerning our Firm in such Form 8-K.

Very truly yours,


PricewaterhouseCoopers LLP